UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 808108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2017 Annual Equity-Based Awards

As previously disclosed, in March 2017 the Board of Directors (the “Board”) of Playa Hotels & Resorts N.V. (the “Company”) approved the 2017 Omnibus Incentive Plan (the “Plan”). Pursuant to the Plan, the Compensation Committee of the Board may approve annual equity-based awards, including in the form of restricted shares. The Board approved the Plan to align the long-term incentive awards we grant to our employees with competitive practices and stockholder interests and to support the objectives of long-term value creation.

On May 26, 2017, pursuant to the Plan, the Compensation Committee of the Board approved and authorized annual equity based awards to Messrs. Bruce D. Wardinski, the Company’s Chairman and Chief Executive Officer, Alexander Stadlin, the Company’s Chief Operating Officer, Kevin Froemming, the Company’s Chief Marketing Officer, and Ryan Hymel, who was recently appointed as the Company’s Chief Financial Officer, effective July 1, 2017.

Each award consisted 50% of time-based restricted shares, which vest as to one-third of the shares on each of the first three anniversaries of the grant date, subject to the executive’s continued employment with the Company through the applicable vesting date, and 50% of performance-based restricted shares. The performance-based restricted shares are earned and vest as follows:

•	50% of the performance-based restricted shares are earned based on the Company’s achievement of performance goals relating to the compounded annual growth rate of the Company’s total shareholder return (“TSR”) over a three year performance period commencing on January 1, 2017 and ending on December 31, 2019 (the “Performance Period”);

•	50% of the performance-based restricted shares are earned based on the Company’s achievement of performance goals relating to the compounded annual growth rate of the Company’s adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) over the Performance Period;

•	the total number of performance-based restricted shares that are earned based on the Company’s compounded annual growth rates of TSR and Adjusted EBITDA over the Performance Period are based on an achievement factor which, in each case, expressed as a percentage of the number of performance-based restricted shares granted to the executive (the “Target Shares”), ranges from a 0% payout for below threshold performance, to 50% for threshold performance, to 100% for target performance, and up to 150% for maximum performance. For actual performance between the specified threshold, target and maximum levels, the resulting achievement percentage will be adjusted on a linear basis;

•	any earned shares vest after the Performance Period, subject to the executive’s continued employment through the date on which the Compensation Committee of the Board certifies the level of achievement of the performance goals (the “Certification Date”); and

•	if greater than 100% of the Target Shares become earned and vested, then the number of additional shares that become earned and vested will be issued to the executive on the Certification Date, and any Target Shares that do not become earned and vested based upon the achievement of the performance goals will be forfeited by the executive on the Certification Date.

Upon a termination of the executive’s employment by the Company without cause, a resignation by the executive for good reason, or a termination of employment due to the executive’s death or disability (each as defined in the award agreements), in each case after the first anniversary of the grant date, a portion of the restricted shares will be eligible to become vested, based on the number of days during the applicable vesting period that the executive was employed (plus the lesser of 365 days and the number of days that remain in the vesting period) with respect to the time-based restricted shares, and with respect to the performance-based restricted shares, based on actual performance through the end of the Performance Period and subject to proration based on the number of days during the Performance Period that the executive was employed (plus the lesser of 365 days and the number of days that remain in the Performance Period). If any such termination of employment occurs within twenty-four months following a change in control (as defined in the Plan) in which the restricted shares are assumed by the acquirer or surviving entity in the change in control transaction, all time-based restricted shares will vest and the performance-based restricted shares will become earned and fully vested based on actual performance through the end of the Performance Period. Upon a change in control in which the restricted shares are not assumed by the acquirer or surviving entity in the change in control transaction, all time-based restricted shares will vest and the performance-based restricted shares will become earned and fully vested based on actual performance through the date of the change in control. The award agreements governing the terms and conditions of the time-based restricted shares and the performance-based restricted shares contain restrictive covenants relating to confidentiality, non-competition and non-solicitation of employees and customers.

The number of restricted shares granted to each of the executives is as follows: (i) 122,789 time-based restricted shares and 122,789 performance-based restricted shares to Mr. Wardinski; (ii) 61,394 time-based restricted shares and 61,394 performance-based restricted shares to Mr. Stadlin; (iii) 36,836 time-based restricted shares and 36,836 performance-based restricted shares to Mr. Froemming; and (iv) 29,469 time-based restricted shares and 29,469 performance-based restricted shares to Mr. Hymel.

The foregoing descriptions of the restricted shares are qualified in their entirety by the Form of Time-Based Restricted Shares Agreement and the Form of Performance-Based Restricted Shares Agreement attached hereto as Exhibits 10.1 and 10.2, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Time-Based Restricted Shares Agreement

10.2	Form of Performance-Based Restricted Shares Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: June 2, 2017	By:	/s/ Bruce D. Wardinski
Bruce D. Wardinski
Chief Executive Officer